Quarterly Reporting Package 9/16/2025 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 99 12,906,965 $17 $37,225,057 $25,295,207 $11,929,850 1.5 Ground Lease 20 2,773,724 $23 $12,477,309 $7,071,373 $5,405,936 1.8 Total 119 15,680,689 $18 $49,702,367 $32,366,580 $17,335,786 1.5 Rent Tier (B) # of Properties Square Feet 1 > $ 2.4 30 3,745,702 2 > $ 1.9 30 4,070,936 3 > $ 1.8 29 3,683,909 4 < $ 1.8 30 4,180,142 Total 119 15,680,689 (A) Reflects financial activity from May 4, 2024 through August 2, 2025 (Fiscal Q2 2025) (B) Reflects financial activity from August 4, 2024 through August 2, 2025 (TTM August 2025) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended August 2, 2025(A) Fiscal Quarter Ended August 2, 2025(A) Page 1

Quarterly Reporting Package 9/16/2025 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $20.3 30 3,551,695 $28 21.1% 2.1 > $16.6 30 3,874,322 $19 18.7% 1.6 > $13.2 29 3,650,971 $15 16.1% 1.3 < $13.2 30 4,603,701 $11 12.5% 0.9 Total 119 15,680,689 $18 $49,702,367 17.9% 17,335,786 1.5 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent >{2.0}x 27 3,083,133 $25 22.8% 2.6 <={2.0}x 92 12,597,556 $16 16.1% 1.3 Total 119 15,680,689 $18 $49,702,367 17.9% 17,335,786 1.5 (A) Reflects financial activity from May 4, 2024 through August 2, 2025 (Fiscal Q2 2025) (B) Reflects financial activity from August 4, 2024 through August 2, 2025 (TTM August 2025) Fiscal Quarter Ended August 2, 2025(A) Fiscal Quarter Ended August 2, 2025(A) Page 2

Quarterly Reporting Package 9/16/2025 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 99 12,906,965 $70 $124,294,753 $100,259,437 $24,035,316 1.2 Ground Lease 20 2,773,724 $91 $39,929,665 $28,191,255 $11,738,410 1.4 Total 119 15,680,689 $74 $164,224,418 $128,450,692 $35,773,726 1.3 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.6 30 3,767,728 $106 $65,557,707 $45,465,569 1.4 2 > $ 7.6 30 4,112,967 $69 $41,086,279 $34,908,335 1.2 3 > $ 6.9 29 3,677,425 $74 $38,851,765 $26,609,409 1.5 4 < $ 6.9 30 4,122,569 $49 $18,728,668 $21,467,379 0.9 Total 119 15,680,689 $74 $164,224,418 $128,450,692 $35,773,726 1.3 (A) Reflects financial activity from May 4, 2024 through August 2, 2025 (Fiscal Q2 2025) (B) Reflects financial activity from August 4, 2024 through August 2, 2025 (TTM August 2025) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 9/16/2025 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $87.7 30 3,556,115 $117 17.3% 1.7 > $71.3 30 3,873,455 $79 15.2% 1.4 > $54.7 29 3,710,651 $64 12.4% 1.1 < $54.7 30 4,540,468 $45 8.2% 0.6 Total 119 15,680,689 $74 $164,224,418 14.1% $35,773,726 1.3 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {2.0}x 18 2,054,184 $112 20.1% 2.5 > {1.0}x <{2.0}x 60 9,467,217 $86 15.1% 1.4 <= {1.0}x 41 6,213,472 $56 8.4% 0.6 Total 119 15,680,689 $74 $164,224,418 14.1% $35,773,726 1.3 (B) Reflects financial activity from August 4, 2024 through August 2, 2025 (TTM August 2025) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended August 2, 2025(A) Trailing 12 Months as of August 2, 2025(C) -1.0% -4.5% Yes N/A $1,510 N/A Fiscal Quarter Ended August 2, 2025(A) Trailing 12 Months as of August 2, 2025(C) 200 200 453 453 79.7 79.7 (A) Reflects financial activity from May 4, 2024 through August 2, 2025 (Fiscal Q2 2025) (B) Reflects financial activity from August 4, 2024 through August 2, 2025 (TTM August 2025) (C) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of August 2, 2025 End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5